Exhibit 99.1

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Boston Life Sciences, Inc. (the “Company”), does hereby certify that to his knowledge:

1)	the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT J. ROSENTHAL
Robert J. Rosenthal Director, Chief Executive Officer and President

/s/ JOSEPH P. HERNON
Joseph P. Hernon Executive Vice President, Chief Financial Officer and Secretary

Dated: May 15, 2003